Exhibit 10.29

ASSIGNMENT AND LICENSE AGREEMENT

THIS ASSIGNMENT AND LICENSE AGREEMENT (this “Agreement”) is entered into this      day of                     , 2010 (the “Effective Date”) by and among, RICHARD D. BAIER, an individual, CATHLEEN M. BAIER, an individual, DANIEL K. CARR, an individual (collectively, the “Founders”) BC DEVELOPMENT CO., LLC, a Missouri limited liability company (“BCD”, and referred to herein collectively with the Founders as the “Assignor”) and BC DEVELOPMENT CO. - USFP, LLC, a Delaware limited liability company (the “Company”).

RECITALS:

A. The Founders are principals of BCD and control the management and operations of BCD. BCD is in the business of developing, leasing and managing real property (the “Business”), which Business includes the developing, leasing and managing of single-tenant buildings to the federal government (the “GSA Leasing Business”), which acts primarily through the General Services Administration (referred to herein collectively with any other department of the federal government that the undertakes a similar build-to-suit lease process, the “GSA”).

B. BCD responds to solicitations made by the GSA for offers to develop properties for lease by the federal government by entering into a bidding process with other developers. During the bidding process BCD engages architects, contractors and other third parties to produce the necessary submissions to respond to a GSA solicitation. The costs incurred by BCD in connection with its bids, including engagement of such third parties and interest costs shall be referred to herein as “Bid Costs”. If BCD wins a bidding process it is granted an award (each an “Award”) by the GSA to undertake the development, ownership, leasing and management of the subject property.

C. When the GSA makes an Award of a development and leasing project, the developer that wins the Award is entitled to designate the awardee (an “Awardee”), which Awardee is the party to the lease with the federal government and is solely responsible for the development, leasing and managing of the subject property.

D. BCD is engaged in the bidding process for those GSA projects set forth on Exhibit “A” attached hereto and incorporated by reference (the “Current Bids”). Any or all of the Current Bids could result in an Award being granted to BCD. The date upon which there are no longer any Current Bids outstanding because such Current Bids have been either (i) withdrawn by BCD, (ii) rejected by the GSA, (iii) awarded to a third-party without further right of BCD to protest such Award, or (iv) result in an Award to BCD (or its designated Awardee) shall be referred to herein as the “Sunset Date”.

E. In the course of its Business, including its GSA Leasing Business, the Assignor has developed business good will and other intangible property related to the trade name “BC Development” (the “Trade Name”) and the symbols, logos, designs and other marks used in connection with the “BC Development” name or brand of Business, registered or otherwise (collectively, the “Marks”), including without limitation those items set forth on Exhibit “B” attached hereto and incorporated by reference.

Assignment and License Agreement

F. Further, Assignor has developed for use in pursuit of offers for bids solicited by the GSA certain submission materials that Assignor uses in its GSA Leasing Business works, including literary works, pictorial, graphic and sculptural works, architectural works, works of visual art, and any other work that may be the subject matter of copyright protection; advertising and marketing concepts; information; data; formulas; any word, symbol, sound, device, product configuration, slogan or any combination thereof used to distinguish or identify goods or services or any other identifiers that may be subject matter of trademark protection including all associated applications, registrations and goodwill; designs; models; drawings; computer programs, including all documentation, related listings, design specifications, and flowcharts; trade secrets; and any inventions, including all processes, machines, manufactures and compositions of matter and any other invention that may be the subject matter of patent protection; any ideas, methods, know-how, concepts, techniques, business models, processes, techniques, tools, or plans, including without limitation those relating to customer service, client development or relations, funds or asset management, administration or accounting; and all statutory protection obtained or obtainable thereon (collectively, the “GSA Bid Methods”).

G. The Founders along with certain other individuals have elected to form a new company, US Federal Properties Trust, Inc., a Maryland corporation (“USFPT”), which owns US Federal Properties Partnership, LP, a Delaware limited partnership (“USFPP”). USFPP through itself and certain subsidiaries or affiliates shall pursue the business of developing, leasing and managing single-tenant buildings to the federal government. USFPT has elected to finance its formation by engaging in an initial public offering of its stock (the “IPO”). The date on which the IPO closes shall be referred to herein as the “IPO Closing Date”.

H. The Company is a subsidiary of USFPP created for, among other reasons, the purpose of obtaining the goodwill and intellectual property of BCD to the extent the same relates to the GSA Leasing Business.

I. The Founders along with certain other individuals shall comprise the initial stockholders of USFPT as well as be the initial managers of USFPT. The Founders intend to grow the GSA Leasing Business they started at BCD by and through their ownership and management of USFPT and USFPP and other subsidiaries thereof.

J. The Founders, BCD and Company have elected to enter into this Agreement in part because of the opportunity to further grow the GSA Leasing Business of BCD by virtue of the IPO, and each believes that it is in its own best interest to assign the name “BC Development” to the Company as well as to ensure that any Award arising from a Current Bid be developed by an affiliate of USFPT.

Assignment and License Agreement

AGREEMENT:

NOW, THEREFORE, in consideration of One Hundred and No/100 Dollars ($100.00), the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Assignment.

(a) Assignor hereby irrevocably assigns and transfers, to Company all the worldwide right, title and interest in and to the Trade Name and the Marks (collectively, the “Intellectual Property”). Assignor acknowledges and covenants that, from and after the Effective Date, Company shall have the sole and exclusive right to exploit, modify, display, exhibit, publish and otherwise use the Intellectual Property in any manner, including without limitation the right and license to make, use, sell, copy, distribute and modify the Intellectual Property, and the right to sublicense and assign such rights in and to the Intellectual Property, and the right to make, import, use or offer for sale any items practicing any such Intellectual Property. In addition to the foregoing, from and after the Effective Date, Company shall have the sole and exclusive right to develop derivative works of the Intellectual Property and otherwise improve and modify the Intellectual Property.

(b) Assignor retains no rights to use any of the Intellectual Property or any other rights assigned hereunder except as specifically set forth in this Agreement.

(c) Assignor shall take and cause to be taken all such actions as Company may reasonably request in order to document or further perform the assignments set forth herein, including without limitation making such filings and executing such documents as Company may request in order to document or consummate the transactions set forth herein.

2. Waiver.

In the event that Assignor is deemed to have any rights in any Intellectual Property which cannot be assigned to Company, Assignor agrees:

(a) To grant to Company an irrevocable, exclusive, worldwide, perpetual, royalty-free right and license to use the Intellectual Property in any manner whatsoever, including without limitation the right and license to make, use, sell, copy, distribute and modify the Intellectual Property, and the right to sublicense and assign such rights in and to the Intellectual Property, and the right to make, import, use or offer for sale any items practicing any such Intellectual Property.

(b) To a perpetual worldwide waiver of enforcement of Assignor’s rights in or to the Intellectual Property, and all claims and causes of action with respect to such rights against Company, USFPT and the customers, business partners, successors and assigns of either; and

Assignment and License Agreement

3. License to BCD.

(a) Company hereby grants Assignor a limited, temporary, non-exclusive, revocable license to the Trade Name and the Marks, solely, with respect to each Current Bid, to the extent required for Assignor to continue its existing use of the Trade Name and the Marks in connection with such Current Bid in a manner consistent with the Assignor’s past practice.

(b) The license granted in Section 3(a) above may not be assigned by Assignor without the prior written consent of Company and USFPT, and the license granted hereunder shall immediately terminate upon the dissolution or winding up of BCD (if not earlier terminated in accordance with the terms hereof).

(c) The license granted in Section 3(a) shall, with respect to each possible Award relating to a Current Bid, expire and terminate, and Assignor shall have no further right in and to the Trade Name and the Marks, upon the earlier of (i) the Sunset Date applicable to such Current Bid or (ii) the date upon which Assignor receives written notice from the Company that indicates that Company is revoking the license granted herein.

4. Representations and Warranties.

Assignor hereby represents and warrants to Company as follows:

(a) Assignor owns all right, title and interest in and to the Intellectual Property and no other party has any interest (contingent, collateral or otherwise), lien against, claim to or right to use or license (whether revocable or irrevocable or exclusive or non-exclusive) the Intellectual Property.

(b) Assignor does not own and has not created any other intellectual property that Assignor uses in connection with its GSA Leasing Business other than the Intellectual Property.

(c) Except for bids submitted by BCD in connection with the GSA Leasing Business prior to the Effective Date that have been either (i) withdrawn by BCD, (ii) withdrawn or rejected by GSA, or (iii) subject to an Award (whether or not such Award was granted to BCD or a third party), the Current Bids are the only responses to GSA solicitations that Assignor, its members, officers, managers or beneficial owners have made.

(d) Except as expressly provided for herein or otherwise consented to in writing by Company, Assignor has ceased all GSA Leasing Business activities. Assignor is prohibited from responding to any future solicitations made by GSA, unless Assignor receives the prior written consent of the Company, which consent shall be granted or withheld in Company’s sole discretion. Any such Bid shall be subject to the terms hereof, unless specifically stated otherwise in writing by Company.

(e) Attached hereto as Exhibit “C” is a true, accurate and complete list of all Bid Costs to date for all of the Current Bids.

Assignment and License Agreement

(f) There are no actual, pending or threatened infringement claims against the Intellectual Property by any third party or any claims of Assignor against any third-party that relate to the Intellectual Property. No third party is infringing upon Assignor’s rights in or to the Intellectual Property.

The representations and warranties contained herein are made as of the Effective Date and remade by Assignor as of the IPO Closing.

5. Covenants.

(a) Assignor shall, upon the request of the Company, provide to Company the GSA Bid Methods and any and all documents, instruments, methods, techniques guides related to the GSA Bid Methods (including all items submitted in pursuit of previous bids) and Company is entitled to exploit, modify, display, exhibit, publish and otherwise use the GSA Bid Methods.

(b) Company shall be entitled to use the GSA Bid Methods in pursuit of its GSA Leasing Business, and BCD shall not use the GSA Bid Methods except for the purpose of obtaining an Award in connection with any Current Bid in accordance with the terms hereof.

(c) BCD hereby (i) remises, releases, forever quitclaims, discharges, and covenants not to sue Company and its successors and assigns whether in law or in equity; and (ii) forever releases and discharges Company from and against any and all debts, claims, demands, controversies, damages, losses, injuries, actions, causes of action or suits at law or in equity, to which BCD may have a right, as a result of Company’s use of the GSA Bid Methods in pursuit of the GSA Leasing Business.

(d) Assignor shall diligently pursue an Award for each Current Bid in substantially the same manner as Assignor has pursued prior bids. Assignor shall keep Company apprised of the status of any Current Bids and Awards.

(e) In the event that BCD is granted an Award for any or all of the Current Bids, Assignor shall nominate an affiliate of USFPT as the Awardee, which affiliate shall be designated by USFPT in USFPT’s sole and absolute discretion.

(f) Within fourteen (14) days of the Effective Date, BCD shall have filed in the appropriate state offices an amendment or amendments to its organizational documents that change its name such that its changed name is not confused with the name “BC Development”. BCD shall promptly provide Company with notice and evidence, reasonably satisfactory to Company, that such name change has occurred.

(g) Unless otherwise permitted by the terms of this Agreement, BCD covenant in perpetuity that it shall (i) cease all GSA Leasing Business, (ii) not respond to future solicitations made by the GSA without the prior written consent of Company and (iii) not use any Intellectual Property (including the Trade Name) in the course of its Business or any other business. Further, BCD shall not from the date of this Agreement in perpetuity (1) own or hold,

Assignment and License Agreement

directly or beneficially, as a shareholder (other than as a shareholder with less than 1% of the outstanding common stock of a publicly traded corporation), option holder, warrant holder, partner, member or other equity or security owner or holder of any company or business that derives revenue from the GSA Leasing Business, or any company or business controlling, controlled by or under common control with any company or business directly engaged in the GSA Leasing Business or (2) directly or indirectly engage in, pursue, or participate with any third-party (as an independent contractor, consultant or technical or business advisor or any equivalent of the foregoing) in, the GSA Leasing Business. The foregoing limitation shall preclude BCD from responding to any future solicitations made by GSA except as otherwise expressly provided herein.

6. Payment of Bid Costs. Any and all Bid Costs incurred by BCD in connection with any Current Bid, whether or not such Bid Costs were incurred prior to or subsequent to the Effective Date, shall be repaid to BCD by Company; [provided however, that Company shall repay no more than $[—] Bid Costs in the aggregate.]

7. Termination.

This Agreement shall terminate and all rights of Assignor in and to the Intellectual Property shall immediately revert and be restored to Assignor without any further action in the event that the IPO fails to close. As of the IPO Closing Date, this Section 7 shall be deemed deleted and of no further force and effect.

8. Indemnifications.

(a) In addition to any other applicable rights under this Agreement, Assignor agrees to indemnify, defend and hold Company, USFPT and the officers, directors, partners, members, agents, employees, affiliates, attorneys, heirs, successors and assigns of both (collectively, “Company’s Indemnified Parties”) harmless from and against any and all liabilities, liens, claims, damages, costs, expenses, suits or judgments paid or incurred by any of Company’s Indemnified Parties and all expenses related thereto, including, without limitation, court costs and reasonable attorneys’ fees arising out of or in any way connected or related to (i) any breach or nonperformance by Assignor of any provision or covenant contained in this Agreement or in any certificate or other instrument or document furnished (or to be furnished) by Assignor with respect to the transactions contemplated hereunder, (ii) the breach of any representation or warranty of Assignor contained in this Agreement, (iii) any claims by a third party that the right, title and interest in the Intellectual Property granted hereunder infringe upon a third party’s intellectual property or other proprietary rights. The indemnities set forth in this Section shall survive without limitation.

(b) In addition to any other applicable rights under this Agreement, Company agrees to indemnify, defend and hold Assignor and its officers, directors, partners, members, agents, employees, affiliates, attorneys, heirs, successors and assigns (collectively, “Assignor’s Indemnified Parties”) harmless from and against any and all liabilities, liens, claims, damages, costs, expenses, suits or judgments paid or incurred by any of Assignor’s Indemnified Parties and all expenses related thereto, including, without limitation, court costs and reasonable attorneys’

Assignment and License Agreement

fees arising out of or in any way connected or related to any infringement claims or other claims asserting a right to use (or a right to prevent the use of) any Intellectual Property, which claims name Assignor as a defendant, to the extent such claims arise from and after the Effective Date. The indemnities set forth in this Section shall survive without limitation.

(c) If any claim (a “Third Party Claim”) is hereafter made by a third party which might result in a right to indemnification hereunder, the party seeking such indemnification (in such instance, the “Indemnitee”) shall make a demand for indemnification hereunder by giving written notice to the party or parties against whom indemnification is sought (the “Indemnitor”) stating in reasonable detail the nature of the Third Party Claim so far as known to the Indemnitee. Such notice shall be given within a reasonable time after the Indemnitee shall become aware of the Third Party Claim; provided, however, that the failure to give timely notice shall not relieve the Indemnitor of its obligation to indemnify the Indemnitee in respect of the Third Party Claim. The Indemnitee shall permit the Indemnitor to assume the defense of any such Third Party Claim or any litigation resulting therefrom (and to prosecute by way of counterclaim or third party complaint any claim against such third party arising out of or relating to such Third Party Claim), so long as the counsel selected to conduct the defense of such Third Party Claim or litigation shall be reasonably satisfactory to the Indemnitee. After such assumption of the defense by the Indemnitor, the Indemnitor shall not be liable under this section for any legal or other expenses subsequently incurred by the Indemnitee in connection with such defense, other than reasonable costs of investigation, but the Indemnitee may participate in such defense at its expense. Notwithstanding, the foregoing, however, if, in the reasonable judgment of the Indemnitee, the attorney selected by the Indemnitor cannot ethically, or otherwise fails to, represent the Indemnitor and the Indemnitee, then the Indemnitee may employ separate, mutually acceptable counsel for the Indemnitee at the Indemnitor’s sole cost. If the Indemnitor fails to defend a Third Party Claim promptly, in good faith or with diligence, then the Indemnitee may defend such claims at the expense of the Indemnitor. The Indemnitor shall not, except with the prior written consent of the Indemnitee, consent to the entry of any judgment or enter into any settlement in respect of such Third Party Claims or litigation which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of an unconditional release from all liability in respect of such Third Party Claim or litigation, (ii) imposes injunctive or other equitable relief against an Indemnitee, the Buyer or any Representative of Buyer or Related Person of the Buyer, (iii) contains any admission of liability or guilt by the Indemnitee, the Buyer, or any Representative of Buyer or Related Person of the Buyer or (iv) requires the Indemnitee to pay any amount of money or otherwise incur any liability or other obligation.

9. Miscellaneous.

(a) Assignor and Company hereby recognize and agree that USFPT is a third-party beneficiary of this Agreement.

(b) No delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

Assignment and License Agreement

(c) This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. Signatures to this Agreement transmitted by facsimile or electronic mail shall be treated as originals in all respects.

(d) This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(e) This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits attached hereto are a part of this Agreement and are incorporated herein by reference.

(f) This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of Delaware and shall in all respects be governed, applied and enforced in accordance with the laws of the State of Delaware and applicable federal laws.

(g) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(h) Company shall have the right to assign freely its right or a portion thereof under this Agreement to any third party or parties and no consent on the part of Assignor shall be required for such assignment. Assignor shall not be entitled to assign any of its rights under this Agreement without the express written consent of Company.

(i) Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

(j) The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement. Words such as “herein,” “hereinafter,” “hereof’ and “hereunder” when used in reference to this Agreement, refer to this Agreement as a whole and not merely to a subdivision in which such words appear, unless the context otherwise requires. The singular shall include the plural and the masculine sender shall include the feminine and neuter, and vice versa, unless the context otherwise requires. The word “including” shall not be restrictive and shall be interpreted as if followed by the words “without limitation.”

Assignment and License Agreement

(k) This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Company and Assignor have contributed substantially and materially to the preparation of this Agreement.

(l) The parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Agreement is found by a court of law to be in violation of any applicable local, state or federal law, statute, ordinance, administrative or judicial decision, or public policy, or if in any other respect such a court declares any such provision to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that, consistent with and with a view towards preserving the economic and legal arrangements among the parties hereto as expressed in this Agreement, such provision shall be given force and effect to the fullest possible extent, and that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable provision were not contained herein, and that the rights, obligations and interests of the parties under the remainder of this Agreement shall continue in full force and effect.

[Remainder of page intentionally left blank; signatures appear on following pages]

Assignment and License Agreement

IN WITNESS WHEREOF, each party has executed this ASSIGNMENT AND LICENSE AGREEMENT as of the Effective Date.

BC DEVELOPMENT CO., LLC,
a Missouri limited liability company

By:
Name:	Cathy Baier
Its:	Member

[Signature page to Assignment and License Agreement]

Signature Page

Assignment and License Agreement

Richard D. Baier, an individual

[Signature page to Assignment and License Agreement]

Signature Page

Assignment and License Agreement

Cathleen M. Baier, an individual

[Signature page to Assignment and License Agreement]

Signature Page

Assignment and License Agreement

Daniel K. Carr, an individual

[Signature page to Assignment and License Agreement]

Signature Page

Assignment and License Agreement

BC DEVELOPMENT CO. - USFP, LLC,
a Delaware limited liability company

By:	US Federal Properties Partnership, LP, a Delaware limited partnership
Its:	Sole Member

	By:	US Federal Properties Trust, Inc., a Maryland corporation
	Its:	General Partner

By:
		Name:	Richard D. Baier
		Its:	CEO

[Signature page to Assignment and License Agreement]

Signature Page

Assignment and License Agreement

EXHIBIT “A”

LIST OF CURRENT BIDS

[to be attached]

Exhibit “A”

Assignment and License Agreement

EXHIBIT “B”

TRADE MARK

Exhibit “B”

Assignment and License Agreement

EXHIBIT “C”

Current Bid Costs

[to be attached]

Exhibit “C”

Assignment and License Agreement